                                                                   EXHIBIT 99.3

                             LETTER OF TRANSMITTAL
                             MCKESSON CORPORATION

       OFFER TO EXCHANGE ITS 7.65% EXCHANGE DEBENTURES DUE MARCH 1, 2027
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
     FOR ANY AND ALL OF ITS OUTSTANDING 7.65% DEBENTURES DUE MARCH 1, 2027

                 PURSUANT TO THE PROSPECTUS DATED      , 1997


   THE EXCHANGE OFFER  AND WITHDRAWAL RIGHTS WILL EXPIRE AT  5:00 P.M., NEW
      YORK  CITY  TIME,  ON        ,  1997,  UNLESS  EXTENDED.  TENDERED
        SECURITIES  MAY BE WITHDRAWN  AT ANY TIME ON  OR PRIOR TO  THE
           EXPIRATION DATE OF THE EXCHANGE OFFER


        Delivery To: The First National Bank of Chicago, Exchange Agent

              By Mail:                       By Hand or Overnight Delivery:
    (Registered or Certified Mail
            recommended)                   The First National Bank of Chicago
 The First National Bank of Chicago              c/o First Chicago Trust
       c/o First Chicago Trust                     Company of New York
         Company of New York                         14 Wall Street
           14 Wall Street                          8th Floor, Window 2
         8th Floor, Window 2                    New York, New York 10005
      New York, New York 10005

                           Facsimile Transmissions:

                         (Eligible Institutions Only)
                                (212) 240-8938

                            To Confirm by Telephone
                           or for Information Call:

                                (212) 240-8801

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated      , 1997 (the "Prospectus") of McKesson Corporation (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $175,000,000 7.65% Exchange Debentures due March 1, 2027 (the "Exchange Debentures due 2027") for a like principal amount of the Company's outstanding 7.65% Debentures due March 1, 2027 (the "Private Debentures due 2027").

  The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
     , 1997, unless the Company in its sole discretion, extends the Exchange Offer. The Company reserves the right to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. The Company shall notify the holders of the Private Debentures due 2027 of any extension by means of a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  The Exchange Debentures due 2027 will bear interest from the most recent date to which interest has been paid on the Private Debentures due 2027 or, if no interest has been paid, from March 1, 1997. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer registered holders of Exchange Debentures due 2027 on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from March 1, 1997. If, however, the relevant record date for interest payments occurs prior to the consummation of the Exchange Offer registered holders of Private Debentures due 2027 on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from March 1, 1997. Private Debentures due 2027 accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer, except as set forth in the immediately preceding sentence. Holders of Private Debentures due 2027 whose Private Debentures due 2027 are accepted for exchange will not receive any payment in respect of accrued interest on such Private Debentures due 2027 otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  The Exchange Offer is not conditioned upon any minimum principal amount of Private Debentures due 2027 being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offers--Certain Conditions to the Exchange Offers."

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Private Debentures due 2027 in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Private Debentures due 2027, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Private Debentures due 2027. As used herein, the term "Certificates" means physical certificates representing Private Debentures due 2027.

  To participate in the Exchange Offer, Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Private Debentures," or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Private Debentures due 2027 into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgement from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

  If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

  Holders of Private Debentures due 2027 who cannot complete the procedures for delivery by book-entry transfer of such Private Debentures due 2027 on a timely basis or who cannot deliver their Certificates for such Private Debentures due 2027 and all other required documents to the Exchange Agent on or prior to the Expiration Date, must, in order to participate in the Exchange Offer, tender their Private Debentures due 2027 according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers-- Procedures for Tendering Private Debentures due 2027".

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                 CAREFULLY BEFORE COMPLETING THE FOLLOWING BOX

  List below the Private Debentures due 2027 to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Private Debentures due 2027 should be listed on a separate signed schedule affixed hereto.

                   DESCRIPTION OF PRIVATE DEBENTURES DUE 2027
                         (SEE INSTRUCTIONS 2, 3, AND 8)

  NAME(S) AND ADDRESS(ES)
  OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF
           BLANK)                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
                                       1                      2                       3
----------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT OF PRIVATE
                                                                             DEBENTURES DUE 2027
                                                     AGGREGATE PRINCIPAL   TENDERED(2) (MUST BE IN
                            TITLE OF SECURITIES AND   AMOUNT OF PRIVATE  DENOMINATIONS OF $1,000 OR
                            CERTIFICATE NUMBER(S)(1) DEBENTURES DUE 2027 INTEGRAL MULTIPLES THEREOF)
                             -----------------------------------------------------------------------
                             -----------------------------------------------------------------------
                             -----------------------------------------------------------------------
                             -----------------------------------------------------------------------
                                     Total

(1) Certificate numbers not required if Private Debentures due 2027 are being tendered by book-entry transfer.
(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Private Debentures due 2027 represented in column 2.

[_]CHECK HERE IF TENDERED PRIVATE DEBENTURES DUE 2027 ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[_]CHECK HERE IF TENDERED PRIVATE DEBENTURES DUE 2027 ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

If delivered by book-entry transfer, complete the following:

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Private Debentures due 2027 indicated above. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  Subject to, and effective upon, the acceptance for exchange of the Private Debentures due 2027 tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Debentures due 2027 as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Debentures due 2027 with full power of substitution to (i) deliver certificates for such Private Debentures due 2027 to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company (ii) present such Private Debentures due 2027 for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of the beneficial ownership of such Private Debentures due 2027, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Debentures due 2027 tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Debentures due 2027 acquired in exchange for Private Debentures due 2027 tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Debentures due 2027, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the "distribution" of such Exchange Debentures due 2027 within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and (iii) neither the holder nor any such other person is an "affiliate," as described in Rule 405 under the Securities Act of the Company.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Debentures due 2027 issued in exchange for the Private Debentures due 2027 pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than holders who are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the undersigned acknowledges that any purchaser of Private Debentures due 2027 who is an affiliate of the Company within the meaning of Rule 405 under the Securities Act or who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Debentures, or any broker-dealer who purchased the Private Debentures from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act (i) will not be able to rely on the interpretations of the staff of the Commission set forth in the above-mentioned no-action letters,
(ii) will not be entitled to tender its Private Debentures due 2027 in the Exchange Offer and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Private Debentures due 2027 unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned also acknowledges that the Company has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Debentures due 2027. If the undersigned is a broker-dealer that will receive Exchange Debentures due 2027 for its own account in exchange for Private Debentures due 2027, it represents that the Private Debentures due 2027 to be exchanged for Exchange Debentures due 2027 were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Debentures due 2027 pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and sale of the Private Debentures due 2027 tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

  For the purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Debentures due 2027 when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

  If any tendered Private Debentures due 2027 are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Private Debentures due 2027 will be returned (or, in the case of Private Debentures due 2027 tendered by book-entry transfer through DTC, will be promptly credited to an account maintained at DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  The undersigned understands that tenders of Private Debentures due 2027 pursuant to the procedures described under the section entitled "The Exchange Offers--Procedures for Tendering Private Debentures" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Debentures due 2027 (and, if applicable, substitute certificates representing Private Debentures due 2027 for any Private Debentures due 2027 not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Private Debentures due 2027, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Debentures due 2027 (and, if applicable, substitute certificates representing Private Debentures due 2027 for any Private Debentures due 2027 not exchanged) to the undersigned at the address shown above in the box entitled "Description of Private Debentures due 2027." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Debentures due 2027 issued in exchange for the Private Debentures due 2027 accepted for exchange in the name(s) of, and return any certificates for Private Debentures due 2027 not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Debentures due 2027 from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Private Debentures due 2027 so tendered.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE DEBENTURES DUE 2027" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE DEBENTURES DUE 2027 AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

  I hereby TENDER the Private Debentures due 2027 described above in the box entitled "Description of Private Debentures due 2027" pursuant to the terms of the Exchange Offer.

X___________________________________    __________________________________, 1997
X___________________________________    __________________________________, 1997
X___________________________________    __________________________________, 1997
       Signature(s) of Owner(s)                           Date
  If a holder is tendering any Private Debentures due 2027, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Debentures due 2027 or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):________________________________________________________________________
                             (Please Type or Print)

--------------------------------------------------------------------------------

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:_____________________________
                                                (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated: _______________________, 1997

    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS

     (SEE INSTRUCTIONS 4 AND 5)                (SEE INSTRUCTIONS 4 AND 5)


   To be completed ONLY if                   To be completed ONLY if
 certificates for Private                  certificates for Private
 Debentures due 2027 not exchanged         Debentures due 2027 not exchanged
 and/or Exchange Debentures due            and/or Exchange Debentures due
 2027 are to be issued in the name         2027 are to be sent to someone
 of and sent to someone other than         other than the person or persons
 the person or person(s) whose             whose signature(s) appear(s) on
 signature(s) appear(s) on this            this Letter of Transmittal above
 Letter of Transmittal above, or if        or to such person or persons at an
 Private Debentures due 2027               address other than shown in the
 delivered by book-entry transfer          box entitled "Description of
 which are not accepted for                Private Debentures due 2027" on
 exchange are to be returned by            this Letter of Transmittal above.
 credit to an account maintained at
 DTC other than the account
 indicated above.


 Issue Exchange Debentures due 2027        Mail Exchange Debentures due 2027
 and/or Private Debentures due 2027        and/or Private Debentures due 2027
 to:                                       to:

  Name_______________________________       Name_______________________________
        (Please Type or Print)                      (Please Type or Print)

      -------------------------------           -------------------------------
        (Please Type or Print)                      (Please Type or Print)

 Address____________________________       Address____________________________

      ------------------------------            ------------------------------
              (Zip Code)                                  (Zip Code)

 -----------------------------------
     Employer Identification or
       Social Security Number

   (Complete Substitute Form W-9)

 [_]Credit unexchanged Private
    Debentures due 2027 delivered
    by book-entry transfer to the
    DTC account set forth below.

 -----------------------------------
       (DTC Account Number, if
             applicable)

                                 INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

  This Letter to Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offers--Procedures for Tendering Private Debentures" in the Prospectus and an Agent's Message is not delivered. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Private Debentures due 2027 into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an Agent's Message confirming that DTC has received an express acknowledgement from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. Private Debentures due 2027 tendered hereby must be in denominations of $1,000 and integral multiples thereof.

  If the tender is not made through ATOP, certificates representing Private Debentures due 2027, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

  Holders who wish to tender their Private Debentures due 2027 and (i) whose Private Debentures due 2027 are not immediately available, or (ii) cannot deliver their Private Debentures due 2027, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedures for book-entry transfer on a timely basis must tender their Private Debentures due 2027 according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by fax transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Private Debentures due 2027 (except in the case of book-entry tenders) and the principal amount of Private Debentures due 2027 tendered, stating that the tender is being made thereby and guaranteeing that, within three NYSE trading days after the Expiration Date, this Letter of Transmittal (or a copy hereof) together with the certificate(s) representing the Private Debentures due 2027 (except in the case of book-entry tenders) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and
(iii) such properly completed and executed Letter of Transmittal (or a copy hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Private Debentures due 2027 in proper form for transfer of a Book-Entry Confirmation with respect to such Private Debentures due 2027, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date, all as provided in the Prospectus under the section entitled "The Exchange Offers--Guaranteed Delivery Procedures." Any holder who wishes to tender his Private Debentures due 2027 pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. As used in this Letter of Transmittal, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

  All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Private Debentures due 2027 will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Private Debentures due 2027 not properly tendered or any Private Debentures due 2027 the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Private Debentures due 2027. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Debentures due 2027 must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Private Debentures due 2027, nor shall any of them incur any liability for failure to give such notification. Tenders of Private Debentures due 2027 will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Debentures due 2027 received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  See "The Exchange Offers" in the Prospectus.

2. TENDER BY HOLDER.

  Only a holder of Private Debentures due 2027 may tender such Private Debentures due 2027 in the Exchange Offer. Any beneficial owner whose Private Debentures due 2027 are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf; such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's Private Debentures due 2027, either make appropriate arrangements to register ownership of the Private Debentures due 2027 in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3. PARTIAL TENDERS AND WITHDRAWALS.

  Tenders of Private Debentures due 2027 will be accepted only in denominations of $1,000 and integral multiples thereof. If less than all the Private Debentures due 2027 are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Private Debentures due 2027 to be tendered in the box above entitled "Description of Private Debentures due 2027--Principal Amount of Private Debentures due 2027 Tendered." A reissued certificate representing the balance of nontendered Private Debentures due 2027 will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE PRIVATE DEBENTURES DUE 2027 DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

  Any holder who has tendered Private Debentures due 2027 may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person having tendered the Private Debentures due 2027 to be withdrawn (the "Depositor"), (ii) identify the Private Debentures due 2027 to be withdrawn (including the certificate number or numbers and principal amount of such Private Debentures due 2027 (except in the case of book-entry tenders)), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Private Debentures due 2027 were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Private Debentures due 2027 into the name of the person withdrawing the tender and
(iv) specify the name in which any such Private Debentures due 2027 are registered, if different from that of the Depositor. If Private Debentures due 2027 have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Private Debentures due 2027 withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Private Debentures due 2027. If the Private Debentures due 2027 have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at the DTC to be credited with the withdrawn Private Debentures due 2027. Private Debentures due 2027 properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Private Debentures due 2027 may be retendered by again following one of the procedures herein at any time prior to the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of any notice of withdrawal, will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any debts or irregularities in any notice of withdrawal or incur any liability for failure to give such notification. See "The Exchange Offers--Withdrawal Rights" in the Prospectus.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE.

  If this Letter of Transmittal is signed by the registered holder of the Private Debentures due 2027 tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

  If any tendered Private Debentures due 2027 are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Private Debentures due 2027 are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the Private Debentures due 2027 specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Debentures due 2027 to be issued,or any untendered Private Debentures due 2027 are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on certificates for Private Debentures due 2027 or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Private Debentures due 2027 are tendered:
(i) by a registered holder of such Private Debentures due 2027 (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Private Debentures due 2027) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering holders of Private Debentures due 2027 should indicate in the applicable box the name and address in or to which Exchange Debentures due 2027 issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Debentures due 2027 not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Private Debentures due 2027 by book-entry transfer may request that Private Debentures due 2027 not exchanged be credited to such account maintained at the DTC as such holder may designate hereon. If no such instructions are given, such Private Debentures due 2027 not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. TRANSFER TAXES.

  The Company will pay all transfer taxes, if any, applicable to the transfer of Private Debentures due 2027 to them or their order pursuant to the Exchange Offer. If however, Exchange Debentures due 2027 and/or substitute Private Debentures due 2027 not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Debentures due 2027 tendered hereby, or if tendered Private Debentures due 2027 are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Debentures due 2027 to the Company or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence or payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Private Debentures due 2027 specified in this Letter of Transmittal.

7. WAIVER OF CONDITION.

  Subject to the terms and conditions set forth in the Prospectus, the Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Debentures due 2027, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Debentures due 2027 for exchange.

  Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE DEBENTURES DUE 2027.

  Any holder whose Private Debentures due 2027 have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING, AS WELL AS REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, MAY BE DIRECTED TO THE EXCHANGE AGENT, AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL OR BY TELEPHONE AT (212) 240-8801.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax laws, a registered holder of Private Debentures due 2027 or Exchange Debentures due 2027 is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Private Debentures due 2027 or Exchange Debentures due 2027 may be subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

  If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made with respect to Private Debentures due 2027 or Exchange Debentures due 2027 the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                    (SEE "IMPORTANT TAX INFORMATION" ABOVE)

               PAYER'S NAME: THE FIRST NATIONAL BANK OF CHICAGO

                        PART 1--PLEASE PROVIDE YOUR     TIN:__________________
                        TIN IN THE BOX AT RIGHT AND        Social Security
                        CERTIFY BY SIGNING AND                Number or
 SUBSTITUTE             DATING BELOW.                          Employee
                                                        Identification Number
                       --------------------------------------------------------
 FORM W-9               PART 2--CERTIFICATION--Under          PART 3
                        penalties of perjury, I certify
                        that:


 DEPARTMENT OF THE                                            Awaiting TIN [_]
 TREASURY

 INTERNAL REVENUE       (1) The number shown on this form
 SERVICE                    is my correct Taxpayer
                            Identification Number (or I am
                            waiting for a number to be
                            issued to me) and

 PAYER'S REQUEST FOR
 TAXPAYER

 IDENTIFICATION
 NUMBER (TIN)           (2) I am not subject to backup
                            withholding because (i) I am
                            exempt from backup
                            withholding, (ii) I have not
                            been notified by the Internal
                            Revenue Service ("IRS") that I
                            am subject to backup
                            withholding as a result of a
                            failure to report all interest
                            or dividends, or (iii) the IRS
                            has notified me that I am no
                            longer subject to backup
                            withholding.
                       --------------------------------------------------------

                        Certificate Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

                        SIGNATURE ___________________________________________
                        DATE_________________________________________________
                        NAME_________________________________________________
                                           (Please Print)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

PART 3 OF SUBSTITUTE FORM W-9.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Debentures due 2027 shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 -----------------------------------       -----------------------------------
 Signature(s)                              Date


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY HEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE DEBENTURES DUE 2027 (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.